UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 8, 2014

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.

On August 8, 2014, Cubist Pharmaceuticals, Inc. (“Cubist” or the “Company”) issued a press release announcing a voluntary recall of nine lots of CUBICIN® (daptomycin for injection) following complaints of foreign particulate matter in reconstituted vials.  To date, no reports of adverse events have been associated with product complaints of particulate matter from these lots.  A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cubist does not expect that this recall will materially interfere with the ongoing supply of CUBICIN or that this recall will have a material financial impact on the Company.

By filing the information contained in this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report. The information contained in this report and the exhibit hereto is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report or the exhibit hereto, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

Cubist Safe Harbor Language

This Current Report on Form 8-K includes forward-looking statements, including those addressing our expectations regarding the recall of certain lots of CUBICIN described in this report, the potential for adverse events, the impact on CUBICIN supply, and the financial implications to Cubist from the recall.  Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  Applicable risks and uncertainties include, among others, complexities, challenges, and unanticipated issues involved in manufacturing and supply chain management; performance and reliance on third party manufacturers; reputational implications from the recall; whether the FDA or other regulatory authorities determine to take additional corrective or disciplinary actions against Cubist; and the risks identified under the heading “Risk Factors” in Cubist’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, as well as the other information we file with the SEC.  The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this report.  Investors are encouraged to read Cubist’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of its date, and Cubist undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above.  Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01            Financial Statements and Exhibits.

(d)              Exhibits

99.1                        Press Release dated August 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cubist Pharmaceuticals, Inc.

	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President, Chief Legal and Administrative Officer

Date: August 11, 2014

EXHIBIT INDEX

99.1                                  Press Release dated August 8, 2014.